EXHIBIT 10.7






                           PURCHASE AND SALE AGREEMENT




HANSON RESOURCES COMPANY, 4 STAR VENTURES, L.P., BASTANTE MAS, LTD., A.M. BROWN FAMILY LIMITED PARTNERSHIP, FLETCHER VENTURES, LLC, WILLIAM KIMBLE, PRECIO OIL &
    GAS, LLC, KAYE THOMPSON, SIERRA VISTA VENTURES, L.P., LINDA C. BARBER, B.J. DREHR, BARBARA A. HANSON, KURT M. HANSON, GEORGE E. JOCHETZ III, KAREN SMITH,
                       JOHN J. SURKO, NEIL E. HANSON, AND
                  BSC MINERALS, LTD. (COLLECTIVELY, "SELLERS")

                                       AND

                     NEW CENTURY ENERGY CORP. ("PURCHASER")

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                                TABLE OF CONTENTS

                                                                            PAGE

Recitals                                                                      6

1.     Effective Date                                                         6

2.     Purchase and Sale                                                      6

       A.     Working Interest Group                                          7

       B.     Royalty Group                                                   7

              1)     Overriding Royalties                                     7

              2)     Term Royalties                                           7

3.     Apportionment of Proceeds                                              7

4.     Excluded Assets                                                        7

5.     Sales Price                                                            8

6.     Restricted Stock Issuance                                              8

7.     Sellers' Representations Regarding Stock Issuance                      8

8.     Restrictions on Transferability of Shares                              8

9.     Registration Rights                                                    9

10.    Manner of Payment                                                      9

11.    Adjustments                                                            9

12.    Post-Closing Adjustments                                              10

13.    Closing                                                               10

14.    Purchaser's Due Diligence                                             11

       A.     Access to Sellers' Non-Proprietary Information                 11

       B.     Title Defect                                                   11

       C.     Notice of Title Defect                                         12

       D.     Remedies for Title Defects                                     12

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                                                                            PAGE

       E.     Permitted Encumbrances                                         13

15.    Representations                                                       14

       A.     Mutual Representations                                         14

       B.     Brokers                                                        15

       C.     Further Distribution                                           15

       D.     Sellers' Representations                                       15

16.    Disclaimer of Representations and Warranties                          16

17.    Conditions of Closing                                                 18

       A.     Representations                                                18

       B.     Performance                                                    18

       C.     Pending Matters                                                18

       D.     Financial Condition                                            18

       E.     Obtaining Finance                                              18

18.    Indemnification regarding Lawsuit Claims                              18

19.    Option to Purchase                                                    19

20.    Allocation  of Production and Proceeds                                19

21.    Taxes and Prepaid Items                                               19

       A.     Apportionment of Ad Valorem and Property Taxes                 19

       B.     Proration of Taxes, Etc                                        19

       C.     Other Taxes                                                    20

22.    Indemnification                                                       20

23.    General Limitation of Damages                                         22

24.    Physical Condition of the Interests                                   22

25.    Further Assurances                                                    23

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                                                                            PAGE

26.    Notices                                                               24

27.    Purchaser's Post-Closing Obligation                                   24

28.    Sellers' Post-Closing Obligations                                     24

29.    Severability                                                          24

30.    Waiver                                                                25

31.    Construction of Ambiguity                                             25

32.    Captions                                                              25

33.    Governing Law                                                         25

34.    Waiver of Jury Trial                                                  25

35.    Limitation of Liability                                               25

36.    Publicity                                                             25

37.    Use of Sellers' Names                                                 25

38.    Counterparts                                                          26

39.    Assignment                                                            26

40.    Costs and Expenses                                                    26

41.    Joint Venture, Partnership and Agency                                 26

42.    Confidentiality                                                       26

43.    Survival                                                              26

44.    Limitations of Obligations                                            26

45.    Entire Agreement                                                      26

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EXHIBITS
A.     Working  Interests

B.     Overriding  Royalty  Interests

C.     Term  Royalty  Interests

D.     Apportionment  of  Proceeds

E-1.   Assignment  of  Working  Interest

E-2.   Assignment  of  Working  Interest

E-3.   Assignment  of  Working  Interest

F.     Assignment  of  Overriding  Royalty  Interests

G-1.   Assignment  of  Term  Royalty  Interest

G-2.   Assignment  of  Term  Royalty  Interest

H.     Subscription  Agreement  in  New  Century  Energy  Corp.

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made to be EFFECTIVE as of the 24th day of June, 2005, between Hanson Resources Company, 4 Star Ventures L.P., Bastante Mas, Ltd., A.M. Brown Family Limited Partnership, Fletcher
Ventures, LLC, William Kimble, Precio Oil & Gas, LLC, Kaye Thompson, Sierra Vista Ventures, L.P., Linda C. Barber, B.J. Drehr, Barbara A. Hanson, Kurt M. Hanson, George E. Jochetz III, Karen Smith, John J. Surko, Neil E. Hanson, and BSC Minerals, Ltd. (collectively, "Sellers") and New Century Energy Corp., a Colorado corporation, with a place of business at 5851 San Felipe, Suite 775, Houston, Texas 77057 ("Purchaser").

                                    RECITALS
                                    --------
     WHEREAS, Sellers desire to sell to Purchaser and Purchaser desires to purchase from Sellers on the terms and conditions set forth in this Agreement
Sellers'  interests  in  certain  oil  and  gas  properties  and  leases;

     WHEREAS, 4 Star Ventures, L.P., Bastante Mas, Ltd., A.M. Brown Family Limited Partnership, Fletcher Ventures, LLC, William Kimble, Precio Oil & Gas, LLC, Kaye Thompson, and Sierra Vista Ventures, L.P. own and desire to convey to Purchaser working interests in certain leases that have been pooled into the Lindholm-Hanson Gas Unit together with interests in a certain contiguous lease (the "Working Interests");

     WHEREAS, Linda C. Barber, B.J. Drehr, Barbara A. Hanson, Kurt M. Hanson, George E. Jochetz III, Karen Smith, and John J. Surko own and desire to convey to Purchaser certain overriding royalty interests arising out of working interests in certain leases that have been pooled into the Lindholm-Hanson Gas Unit together with interests in a certain contiguous lease (the "Overriding Royalties");

     WHEREAS, Neil E. Hanson, BSC Minerals, Ltd., and George E. Jochetz III own and desire to convey to Purchaser term royalties arising out of certain leases covering properties located on the Lindholm-Hanson Gas Unit (the "Term Royalties");

     NOW, THEREFORE, for good and valuable consideration and for the mutual covenants herein contained, Sellers and Purchaser agree as follows:

1.     Effective  Date.  The  effective  date  of  the  sale and purchase of the
       ---------------
interests  provided  for  herein  shall be April 1, 2005 (the "Effective Date").

2.     Purchase  and  Sale.  Subject to the terms, conditions, reservations, and
       -------------------
exceptions specified in this Agreement, Sellers shall sell and Purchaser shall purchase as of the Effective Date certain interests in and to the oil and gas leases and the properties located within and adjacent to the Lindholm-Hanson Gas Unit (the "Unit"), and all of Sellers' related interests in all contracts and agreements concerning the Working Interests, Overriding Royalties, and Term Royalties, including, but not limited to, unit agreements and pooling agreements (collectively called the "Interests"). The Interests being purchased are further described as follows:

     A.   Working  Interest  Group.  The  Working  Interest  Group shall consist
          ------------------------
          of the working interests of 4 Star Ventures L.P., Bastante Mas, Ltd., A.M. Brown Family Limited Partnership, Fletcher Ventures, LLC, William Kimble, Precio Oil & Gas, LLC, Kaye Thompson, and Sierra Vista Ventures, L.P. in certain leases as described in Exhibit A.

     B.   Royalty  Group.  The  Royalty  Group  shall  consist  of:
          --------------

          1)   the  overriding  royalty  interests  of  Linda  C.  Barber,  B.J.
               Drehr, Barbara Hanson, Kurt M. Hanson, George E. Jochetz III, Karen Smith, and John J. Surko as described in Exhibit B; and

          2) the term royalty interests of Neil E. Hanson, BSC Minerals, Ltd., and George E. Jochetz III as described in Exhibit C.

3.     Apportionment  of  Proceeds.  The  stock and cash proceeds of the sale as
       ---------------------------
described below shall be attributable among the Sellers in accordance with the schedule set forth on Exhibit D.

4.     Excluded  Assets.  Notwithstanding  anything to the contrary contained in
       ----------------
this Agreement,the Interests shall not include, and Purchaser will not acquire any interest in or purchase, any of the following (collectively, the "Excluded Assets"):

     A. All minute books, tax returns, partnership documents of Sellers or any of their affiliates as well as other business records or related documents of Sellers or any of their affiliates that are not related to the Interests.

     B. All records that are (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Sellers' general records through diligent efforts, or (iv) required by applicable Law to be retained by Sellers or any of Sellers' affiliates in their care, custody, or control.

     C. All rights of Sellers or any of Sellers' affiliates under this Agreement.

     D.   All  contracts  or  agreements  related  solely  to  the  Excluded
          Assets.

     E. All rights and claims arising, occurring, or existing in Sellers prior to the Effective Date including, but not limited to, any and all contract rights, claims, penalties, receivables, revenues, recoupment rights, rights of reimbursement, audit rights, recovery rights (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date.

     F. Any claims, rights and interest of Sellers or any of Sellers' affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

     G.   The consideration received by Sellers hereunder.

5.     Sales  Price.  The  sales price for the Interests shall be $11,000,000.00
       ------------
attributable  as  follows:

     A.   Working Interest Group: $8,500,000.00; and

     B.   Royalty Group: $2,500,000.00.

6.     Restricted  Stock  Issuance.  As further consideration for the Interests,
       ---------------------------
Purchaser will issue to Sellers 1,320,000 non-assessable restricted shares of Purchaser's common stock (the "Shares"). The Shares shall be fully paid upon their issuance but restricted as described in section 9. The Shares shall be attributable as follows:

     A.   Working Interest Group: 1,020,000 shares; and

     B.   Royalty Group: 300,000 shares.

7.     Sellers'  Representations  Regarding  Stock  Issuance.  Sellers  hereby
       -----------------------------------------------------
represent  and  warrant  to  Purchaser  as  follows:

     A. Sellers are "Accredited Investors" as that term is defined in Regulation D promulgated under the Securities Act of 1933;

     B. Sellers are experienced investors, are sophisticated in making investments in securities of entities such as Purchaser and have no need for liquidity in their investment in the Shares.

     C. Sellers are aware that Purchaser's shares constitute "Restricted Securities" as that term is defined in Regulation D promulgated under the Securities Act of 1933 and that any certificates representing the Shares will bear a restrictive legend.

     D. Sellers completed the "Subscription Agreement in New Century Energy Corp.," attached hereto as Exhibit H and verify the accuracy of Sellers' disclosures contained therein.

8.     Restrictions on Transferability of Shares.  Sellers hereby agree that the
       -----------------------------------------
Shares and any agreement or certificate evidencing the Shares shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

9.     Registration  Rights.  Sellers  agree that the Shares shall be restricted
       --------------------
securities and shall not be immediately transferable by Sellers. However, Purchaser shall keep its required Securities and Exchange Commission filings current so that the Shares will qualify for treatment under Rule 144 of the Securities Act of 1933 and be freely transferable one year from the date of the execution of this Agreement.

10.     Manner  of  Payment.  The  Sales  Price  shall  be  paid  as  follows:
        -------------------

     A. At the Closing, as hereafter defined, Purchaser shall pay the Sales Price to Sellers via wire transfer of immediately available funds (the "Sales Price Funds") to the following account: Hanson Resources Company, Bank of Texas Account # 025007, ABA Routing # 113017883.

     B. Hanson Resources Company shall disburse the Sales Price Funds to the Sellers in accordance with this Agreement. Sellers agree to and do hereby appoint Hanson Resources Company as their attorney in fact for the limited purpose of accepting and disbursing the Sales Price Funds. Purchaser shall have fully performed its payment obligations when the Sales Price Funds arrive in the designated account, and Sellers agree to indemnify and hold Purchaser harmless for damages or any claims resulting from any failure thereafter concerning the proper disbursement of the Sales Price Funds.

11.     Adjustments.  The  Sales  Price  shall  be  adjusted  as  follows:
        -----------

     A. Sellers shall pay Purchaser at Closing the aggregate amount of the following proceeds actually received by Sellers and attributable to production during the period between the Effective Date and the date upon which the Closing occurs (with the period between the Effective Date and the date of Closing referred to as the "Adjustment Period"): (i) proceeds from the sale of oil, gas and hydrocarbons net of gathering processing and transportation costs, and any production, severance, sales or excise and similar taxes not reimbursed to Sellers by the purchaser of production and (ii) other proceeds earned with respect to the Interests during the Adjustment Period;

     B. Sellers shall pay Purchaser at Closing all ad valorem taxes prorated to Sellers and assumed by Purchaser;

     C. Purchaser shall pay Sellers at Closing the amount of all costs attributable to the ownership and operation of the Interests that are paid by Sellers and incurred at or after the Effective Date, including the $170,157.50 recently paid by Sellers for the Lindholm-Hanson Gas Unit No. 10 well to be drilled.

     D. The adjustments made pursuant to this section, based on all then available information concerning these matters for adjustment, shall be made by checks to be exchanged at Closing.

12.     Post-Closing  Adjustments.
        -------------------------

     A. As soon as practicable after the Closing but not later than 45 days thereafter, Sellers and Purchaser shall confer and attempt to jointly produce in accordance with this Agreement and generally accepted accounting principles, a statement (herein the "Final Settlement Statement") setting forth each adjustment, if any, that was not finally determined as of the Closing and showing the calculation of such adjustments. If needed, the parties shall attempt to agree to the amounts due pursuant to such Post-Closing adjustments not later than 90 days after the Closing.

     B. If Purchaser and Sellers are unable to agree upon a Final Settlement Statement within one-hundred (100) days after the Closing, Sellers shall select an independent accounting firm from a list of three (3) such firms provided by Purchaser upon Sellers' request, which firm shall audit the Purchaser's Final Settlement Statement and the Sellers' Final Settlement Statement and determine the final purchase price. The decision of such independent accounting firm shall be binding on Purchaser and Sellers, and the fees and expenses of such independent accounting firm shall be borne one-half by each of Purchaser and Sellers.

13.     Closing.  The  sale  and purchase of the Interests shall take place at a
        -------
closing (the "Closing"), at which the Purchaser shall pay or cause to be paid to Sellers the Sales Price and any applicable closing charges and Sellers shall deliver or cause to be delivered instruments sufficient to convey the Interests to Purchaser. The Closing shall occur at Hanson Resources Company's office located at 6363 Woodway, Suite 600, Houston, Texas 77057 at 2:00 p.m., CST on June 30, 2005, or at such other time and place to which the parties may agree (the "Closing Date"). At the Closing, the following shall occur:

     A.   Sellers shall deliver executed and acknowledged Assignments for:

          1) The Working Interests in substantially the same form as those attached as Exhibits E-1, E-2, and E-3;

          2) The Overriding Royalties in substantially the same form as that attached as Exhibit F;

          3) The Term Royalties in substantially the same form as those attached as Exhibits G-1 and G-2; and

          4) Notwithstanding any and all other disclaimers and limitations of warranty contained herein, the specified assignments shall be provided with warranty of title by, through, and under the respective Sellers, but not otherwise, and subject to: (a) all Title Defects assumed by Purchaser pursuant to section  14.D;  and  (b)  the  Permitted Encumbrances pursuant to section 14.E.

     B. Purchaser shall wire to Sellers' designee, Hanson Resources Company, the Sales Price and deliver any check due under section 11.C.

     C. Sellers shall deliver to Purchaser any check due under sections 11.A. and 11.B.

     D. Sellers shall (subject to the terms of applicable operating agreements and other provisions hereof) deliver to Purchaser exclusive possession of the Interests, effective as of the Effective Date.

     E. Immediately after the Closing, Purchaser shall notify all operators, non-operators, oil and gas purchasers, government agencies and royalty owners that it has purchased the Interests and execute any and all transfer orders to reflect the same.

     F. Sellers shall, at or as promptly as reasonably possible after the Closing, provide Purchaser with copies of all files (OTHER THAN DATA OR INFORMATION WHICH SELLERS CONSIDERS PROPRIETARY OR CONFIDENTIAL OR WHICH SELLERS CANNOT PROVIDE PURCHASER BECAUSE OF THIRD-PARTY RESTRICTIONS ON SELLER), to the extent they are available to or in Sellers' possession relating to the Interests. This will include all well and property files, including all geological well logs, engineering, geophysical land, accounting and other technical files in its possession.

14.     Purchaser's  Due  Diligence.  Subject  to  Purchaser's  execution  of  a
        ---------------------------
Confidentiality  Agreement  satisfactory  in  form  and  substance  to  Seller:

     A.   Access  to  Sellers'  Non-Proprietary  Information.  Sellers  have and
          --------------------------------------------------
          shall make available to Purchaser during normal business hours at Sellers' offices, or other locations designated by Sellers, all material non-proprietary files, records, documents and non-interpretive data in Sellers' possession relating to the Interests, including but not limited to, lease, land, title and division order files (including any abstracts of title, title opinions and title curative documents), regulatory and environmental files, contracts, correspondence, permitting files, engineering, production and well files and well logs (to the extent not subject to applicable confidentiality or intellectual property restrictions). Sellers shall not be obligated to perform any additional title work and Sellers shall not be obligated to make any existing abstracts and title opinions current.

     B.   Title  Defect.  For  the  purpose  of this Agreement, a "Title Defect"
          -------------
          shall mean a material deficiency in one or more of the following respects, provided that the non-transferability requirement in any license, permit, right-of-way, pipeline franchise or easement affecting the Interests or a requirement that it be renegotiated upon a transfer of ownership shall not constitute a Title Defect unless the inability to transfer any such rights to Purchaser would have a material adverse effect on Purchaser's ability to continue to use, exploit, and/or otherwise benefit from the Interests:

          1) The title at the Effective Date, as to one or more of the Interests, is subject to an outstanding mortgage, deed of trust, lien or encumbrance or other adverse claim;

          2) The interest in any of the properties is less than as set forth in Exhibits A, B and C for such property; or

          3) One or more of Sellers is in default under some material provision of a lease, agreement or other contract materially affecting the Interests.

     C.   Notice  of  Title  Defect.  Upon  discovery  of  a  Title  Defect,
          -------------------------
          Purchaser shall immediately notify Sellers in writing of the nature of the Title Defect and furnish Sellers Purchaser's basis for the assertion of such Title Defect and data in support thereof. Sellers may request an increase in the Sales Price by delivery to Purchaser of written notice, together with data in support thereof, that the interest actually owned by one or more of the Sellers in any of the Interests is greater than that shown on Exhibit A, B or C. Any Title Defect which is not disclosed to Sellers or any increase in the interest owned by one or more of Sellers that is not disclosed to Purchaser, within two (2) business days prior to the Closing shall conclusively be deemed waived by Purchaser or Sellers, as applicable, for all purposes.

     D.   Remedies  for  Title  Defects.  Upon  timely  delivery  of  notice,
          -----------------------------
          either by Purchaser of a Title Defect or by Sellers of an increase in Sellers' interest, Purchaser and Sellers shall meet and use their best efforts to agree on the validity of the claim and the amount of any required adjustment to the Sales Price. If the Purchaser and Sellers cannot agree on the amount of such a Sales Price adjustment, said amount shall be determined in accordance with the following guidelines:

          1) If the Title Defect is based upon Purchaser's notice that one or more of the Sellers owns a lesser interest or the notice is from Sellers to the effect that one or more of the Sellers owns a greater interest than that shown on Exhibits A, B, or C then the portion of the Sales Price fairly allocated to the affected property shall be reduced or increased (as the case may be) in the same proportion that the actual interest bears to the interest shown in Exhibit A, B or C for such property.

          2) If the Title Defect is a lien, encumbrance or other charge upon a property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Title Defect from the affected property. If the Title Defect represents an obligation or burden upon the affected property for which the economic detriment to one or more of the Sellers is not liquidated but can be estimated with reasonable certainty as agreed to by the parties, the adjustment shall be the sum necessary to compensate Purchaser at the Closing for the adverse economic effect which the Title Defect will have on the affected property. If there is a lien or encumbrance in the form of a judgment secured by a supersedeas bond or other security approved by the Court issuing such order, such lien or encumbrance shall not be considered a Title Defect under this Agreement.

          3) Subject to paragraph 4 below, if the Title Defect cannot be accommodated pursuant to paragraph 1 or 2 above and the parties cannot otherwise agree on the amount of such an adjustment to the Sales Price or Sellers cannot cure the Title Defect to the reasonable satisfaction of Purchaser prior to the Closing, the portion affected by the Title Defect shall, if requested by Purchaser, be excluded from the Interests conveyed to Purchaser at the Closing and the Sales Price shall be reduced by the amount allocated to the affected property in Exhibit D.

          4) Purchaser may only adjust the Sales Price for Title Defects at the Closing if the cumulative amount of such adjustments in its favor exceeds $25,000.00. Similarly, Sellers may only adjust the Sales Price by reason of the Sellers owning a greater net revenue interest at the Closing if the cumulative amount of such adjustments in its favor exceeds $25,000.00. In the event the net amount of the Sales Price adjustments downward or upward pursuant to the foregoing exceeds $250,000.00 then Sellers or Purchaser may, upon written notice to the other party, terminate this Agreement and the same shall be of no further force and effect.

          5) If Purchaser shall receive an adjustment at the Closing on account of a Title Defect, Sellers shall have until a date that is 90 days after the Closing Date to cure the Title Defect at its cost. If by such date Sellers can demonstrate to Purchaser's reasonable satisfaction the Title Defect has been cured then Sellers shall be entitled to reimbursement by Purchaser for the amount of the adjustment received by Purchaser at the Closing as a result of the Title Defect. Purchaser shall pay such amount without interest to Sellers within ten (10) business days from the date that the parties agree the Title Defect has been cured.

     E.   Permitted  Encumbrances.  The  Interests  may  be subject to and Title
          -----------------------
          Defects shall not include the following ("Permitted Encumbrances"):

          1) Non-participating royalty interests and other burdens (and any liens or security interests created by law or reserved in instruments creating such interests to secure payment of same) to the extent that they do not, individually or in the aggregate, reduce Sellers' interests below that shown in Exhibits A, B and C;

          2) All leases, unit agreements, pooling agreements, operating agreements, production sales contracts, division orders and other contracts, agreements and instruments applicable to the Interests, to the extent that they do not, individually or in the aggregate, reduce Sellers' interests below that shown in Exhibits A, B and C;

          3) Third-party consent requirements, preferential rights or other rights assertable by third parties with respect to which waivers or consents are obtained by Sellers prior to the Closing or the appropriate time period for asserting the right has expired or that need not be satisfied prior to a transfer;

          4) Liens for current taxes or assessments not yet due or delinquent on the Closing or, if delinquent, that are being contested in the ordinary course of business;

          5) Materialmen's, mechanic's, repairman's, employee's, contractor's, operator's and other similar liens or charges arising in the ordinary course of business, for amounts not yet delinquent;

          6) All rights to consent by, required notices to, filings with or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein or sale of production therefrom if the same are customarily obtained subsequent to such sale or conveyance;

          7) Easements, rights of way, servitudes, permits, surface leases and other rights in respect of surface operations on or over any of the Interests that do not materially interfere with the current or proposed operations on the Interests; or

          8) Any encumbrances that do not, individually or in the aggregate, materially detract from the value of or materially interfere with the use, ownership or operation of the Interests subject thereto or affected thereby (as currently used, owned or operated) or that would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties in Texas.

15.     Representations.  THE  EXPRESS  REPRESENTATIONS OF SELLERS AND PURCHASER
        ---------------
CONTAINED IN THIS PARAGRAPH OR OTHERWISE STATED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE.

     A.   Mutual  Representations.  Each  party  to  this  Agreement  represents
          -----------------------
          that:

          1) if the party is not an individual then it is an entity duly organized, validly existing and in good standing under the laws of the State of its organization or incorporation and is duly qualified to do business in Texas;

          2) the party has all authority necessary to enter into this Agreement and to perform all of the party's obligations hereunder;

          3) the party's execution, delivery and performance of this Agreement and the transactions contemplated hereby will not: (a) violate or conflict with any provision of its Certificate of Organization or Incorporation, By-Laws or other governing documents; (b) result in the breach of any term or condition of or constitute a default or cause the acceleration of any obligation under any agreement or instrument to which the party is a party or by which the party is bound; or (c) violate or conflict with any applicable judgment, decree, order, permit, law, rule or regulation;

          4) this Agreement has been duly executed and delivered on the party's behalf, and at the Closing all documents and instruments required hereunder will have been duly executed and delivered. This Agreement, and all documents and instruments required hereunder, shall constitute legal, valid and binding obligations enforceable in accordance with their respective terms; and

          5) the party has been represented by legal counsel of its own selection who has reviewed this Agreement.

     B.   Brokers.  Neither  Sellers  nor  Purchaser  has  incurred  any
          -------
          obligation or liability, contingent or otherwise, for brokers' or finders' fees in connection with this Agreement in respect of which the other party may have any responsibility; and any such obligation or liability that might exist shall be the sole obligation of the party whose action gave rise thereto.

     C.   Further  Distribution.  Purchaser  is  acquiring  the  Interests  for
          ---------------------
          its own account and not with the intent to make a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder or in violation of any other applicable securities laws.

     D.   Sellers'  Representations.  Except  as  expressly  disclaimed  in
          -------------------------
          section 16 hereof, Sellers represent the following to the best of their knowledge and belief:

          1) The Interests are owned as represented, and the Sellers have the authority and capacity to sell and convey the same;

          2) None of the Sellers have defaulted or violated any agreement to which they are a party in any material respect or any material obligation to which Sellers are bound affecting or pertaining to the Interests other than as disclosed hereunder or on any Exhibit attached hereto;

          3) There are no pending suits, actions, claims, investigations or any legal, administrative or arbitration proceedings affecting or pertaining to the Interests other than Cause No. M-05-0003-CV-A, Neil E. Hanson, et al. v. Hazel Andrews, et al., in the 36th Judicial District Court of McMullen County, Texas;

          4) The oil and gas leases included within and underlying the Interests are in full force and effect;

          5) To the knowledge of Seller, all material royalties (other than royalties held in suspense), rentals and other payments due under the leases described in Exhibits A, B and C have been properly and timely paid, and all conditions necessary to keep such leases in force have been fully performed. No notices have been received by Sellers of any claim to the contrary;

          6) From June 1, 2005, until Closing, there has not been and will not be:

               (i) Any material damage, destruction or loss to or of the Interests or related assets, whether or not covered by insurance;

               (ii) Any  sale,  lease  or  other  disposition  of  the Interests or related assets;

               (iii) Any  mortgage,  pledge  or  grant  of  a  lien  or security interest in any of the Interests; or

               (iv) Any contract or commitment to do any of the foregoing.

          7) There will not be as of Closing any imbalances in the purchase and sale of oil and gas from the Interests that would impair the ability of Purchaser to receive future payments for a share of production of oil and gas proportionate to the Interests being purchased; and

          8) The amount of $170,157.50 has been paid to the operator for Sellers' share of expenses for drilling the Lindholm-Hanson Gas Unit No. 10 well.

16.     Disclaimer  of  Representations  and  Warranties.
        ------------------------------------------------

     A.   EXCEPT  AS  PROVIDED  FOR  IN  SECTIONS  13.A.4)  and  15,  THE
          TRANSACTION CONTEMPLATED HEREBY SHALL BE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REDHIBITORY VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. PURCHASER SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE OR RELEASE OR ONSITE DISPOSAL OF HAZARDOUS
          SUBSTANCES, AND THE CONDITION OF ANY WELL CASING, TUBING OR DOWNHOLE EQUIPMENT. PURCHASER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE INTERESTS, AND PURCHASER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, SELLERS MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PURCHASER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE INTERESTS,

          PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE INTERESTS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO PURCHASER BY SELLERS OR BY SELLERS' AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLERS OR OTHERWISE MADE AVAILABLE TO PURCHASER ARE PROVIDED TO PURCHASER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLERS. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PURCHASER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     B.   WAIVER  OF  CONSUMER  PROTECTION  STATUTES.  SELLERS  AND  PURCHASER
          ------------------------------------------
          CERTIFY THAT THEY ARE NOT "CONSUMERS" WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17, SECTIONS 17.41, ET SEQ., OF VERNON'S TEXAS CODE ANNOTATED, BUSINESS AND COMMERCE CODE, AS AMENDED (THE "DTPA") IF THE INTERESTS ARE LOCATED IN TEXAS. PURCHASER HEREBY WAIVES ITS RIGHTS UNDER THE
                                    --------------------------------------------
          DTPA, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER
          ----------------------------------------------------------------------
          CONSULTATION  WITH  AN  ATTORNEY  OF  ITS  OWN  SELECTION,  PURCHASER
          ----------------------------------------------------------------------
          VOLUNTARILY  CONSENTS TO THIS WAIVER. TO EVIDENCE ITS ABILITY TO GRANT
          ----------------------------------------------------------------------
          SUCH  WAIVER, PURCHASER REPRESENTS TO SELLERS THAT: (I) IT IS NOT IN A
          ----------------------------------------------------------------------
          SIGNIFICANTLY DISPARATE BARGAINING POSITION; (II) IT IS REPRESENTED BY
          ----------------------------------------------------------------------
          LEGAL  COUNSEL  IN  ENTERING INTO THIS AGREEMENT; AND (III) SUCH LEGAL
          ----------------------------------------------------------------------
          COUNSEL  WAS  NOT  DIRECTLY  OR  INDIRECTLY  IDENTIFIED, SUGGESTED, OR
          ----------------------------------------------------------------------
          SELECTED BY SELLERS OR AN AGENT OF SELLERS.

     C.   Financial  Information.  Purchaser  has  been  provided  certain
          ----------------------
          financial information relating to the ownership and operation of the Interests for the period commencing on the date of the first modern leases through the present (the "Financial Information"). EXCEPT AS PROVIDED IN THIS AGREEMENT, WITH RESPECT TO THE INTERESTS' FINANCIAL INFORMATION, SELLERS, THEIR AFFILIATES AND THEIR CONSULTANTS MAKE NO REPRESEN-TATION OR WARRANTY, WHETHER EXPRESS, STATUTORY OR IMPLIED, AND EXPRESSLY DISCLAIM ANY SUCH REPRESENTATION AND WARRANTY AS TO: (I) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY FINANCIAL INFORMATION FURNISHED TO PURCHASER IN CONNECTION WITH ANY INTEREST;
          (II)  THE  CON-DITION, QUALITY AND QUANTITY OF ANY INTEREST; (III) THE

          PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM ANY INTEREST; OR (IV) THE ENVIRONMENTAL CONDITION OF THE INTERESTS. ANY FINANCIAL INFORMATION FURNISHED BY SELLERS IS PROVIDED TO PURCHASER AS A CONVENIENCE AND PURCHASER'S RELIANCE ON OR USE OF THE SAME IS AT PURCHASER'S SOLE RISK.

     D. THE CONVEYANCE INSTRUMENTS TO BE DELIVERED BY SELLERS AT CLOSING SHALL EXPRESSLY SET FORTH THE DISCLAIMERS OF REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION AND SHALL EXPRESSLY STATE THAT THEIR TERMS ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT.

     E.   PURCHASER  ACKNOWLEDGES  THAT  THE  WAIVERS  IN  THIS  SECTION  ARE
          -------------------------------------------------------------------
          CONSPICUOUS.
          -----------

17.     Conditions  of  Closing.  Each  party's  obligation  to  consummate  the
        -----------------------
transaction provided for herein is subject to the satisfaction or waiver by the other party of the following conditions:

     A.   Representations.  The  representations  contained  in  section  15
          ---------------
          hereof shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     B.   Performance.  Each  party  shall  have  performed  in  all  material
          -----------
          respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing Date.

     C.   Pending  Matters.  Except  as  set  forth in section 15.D.3) above, no
          ----------------
          suit, action or other proceeding by a third party or a governmental authority shall be pending which seeks damages, fines or other penalties from either party in connection with the Interests, or seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

     D.   Financial  Condition.  No  material  adverse  change  has  occurred in
          --------------------
          the financial condition of either party.

     E.   Obtaining  Finance.  Purchaser  shall  have  obtained  financing  for
          ------------------
          the purchase. Purchaser shall exercise diligence in obtaining such financing.

18.     Indemnification  regarding  Lawsuit  Claims.  Sellers agree to indemnify
        -------------------------------------------
and hold harmless Purchaser against any and all damages or claims arising out of or related to the litigation identified in section 15.D.3) or otherwise arising out of or related to any dispute regarding the ownership of any interest in the Northeast Quarter of the Northeast Quarter of BS&F Survey 45, A-22 in McMullen County, Texas (the "40 Acres"), including, without limitation, any claim that proceeds from the Lindholm-Hanson Gas Unit were at any time incorrectly paid or allocated or any claim made by any party claiming an interest in the 40 Acres by, through or under George Ferris.

19.     Option  to  Purchase.  Sellers  and Purchaser recognize that, because of
        --------------------
the pending litigation identified in section 15.D.3), the Term Royalties being conveyed by Neil E. Hanson, George E. Jochetz, III, and BSC Minerals, Ltd. exclude any royalties attributable to the Northeast Quarter of the Northeast Quarter of BS&F Survey 45, A-22 in McMullen County, Texas (the "40 Acres"), even though the leases underlying the Term Royalties purport to cover the 40 Acres. Sellers and Purchaser further recognize that if Neil E. Hanson, et al. (the "Hanson Parties") should prevail in the litigation then Neil E. Hanson, George
E. Jochetz, III, and BSC Minerals, Ltd. will be entitled to royalties on the 40 Acres. In the event the Hanson Parties prevail, in whole or in part, by judicial decree, agreement between the parties, or otherwise, then Purchaser shall have the option to purchase the same proportionate term royalty interests of Neil E. Hanson, George E. Jochetz, III, and BSC Minerals, Ltd. attributable to the 40 Acres at the same price on a net revenue interest basis as the Term Royalties. In order to exercise the option, Purchaser must pay a proportionate share of the fees and expenses reasonably incurred in securing said title to the 40 Acres on a net revenue interest in the Unit basis.

20.     Allocation  of  Production and Proceeds.  All production of oil, gas and
        ---------------------------------------
other minerals from the Interests prior to the Effective Date and all proceeds from the sale of such production shall be the property of Sellers. All such production upon and after the Effective Date and all proceeds from the sale thereof shall be the property of Purchaser. Production shall be allocated to the parties based upon the most reliable measurement method or allocation calculation information available to the parties. Purchaser shall assume all rights and/or liabilities of Sellers arising from any gas imbalances affecting the Interests as of the Effective Date and thereafter.

21.     Taxes  and  Prepaid  Items.
        --------------------------

     A.   Apportionment  of  Ad  Valorem  and  Property  Taxes.  All  ad valorem
          ----------------------------------------------------
          taxes, real property taxes, personal property taxes and similar obligations with respect to the Interests for the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between Sellers and Purchaser. The portion of such apportioned tax liability which is attributable to the Sellers shall be credited to Purchaser's account as an adjustment under section 11.B. hereof or Purchaser shall assume responsibility for the payment of all such ad valorem and property taxes and hold Sellers harmless therefrom. Purchaser shall file or cause to be filed all required reports and returns incident to such taxes and shall pay or cause to be paid to the taxing authorities all such taxes arising out of the tax period in which the Effective Date occurs. Purchaser shall supply Sellers with copies of the filed reports and proof of payment promptly after filing and paying same.

     B.   Proration  of  Taxes,  Etc.  All  other  taxes,  including,  but  not
          --------------------------
          limited to, excise taxes, state severance taxes, and any other local, state, and/or federal taxes or assessments attributable to the properties or any part thereof relating to oil and gas produced prior to the Effective Date remain Sellers' responsibility, and all deductions, credits and refunds pertaining to the aforementioned taxes, attributable to the Interests or any part thereof prior to the Effective Date (no matter when received) belong to Sellers. All such taxes attributable to the Interests or any part thereof at and after the Effective Date are Purchaser's responsibility, and Purchaser shall reimburse Sellers for any such taxes previously paid by Sellers and all deductions, credits, and refunds pertaining thereto at and after the Effective Date (no matter when received) belong to Purchaser.

     C.   Other  Taxes.  Purchaser  agrees  to  be  liable  for  any  and  all
          ------------
          conveyance, transfer, recording and registration fees and sales, gross receipts, use, motor vehicle transfer and excise, real estate transfer, documentary stamp and similar transfer taxes imposed with respect to the sale, conveyance and assignment of the Interests hereunder. Purchaser shall prepare and file (or cause to be prepared and filed), to the extent permitted by applicable law, any necessary tax returns in connection with the foregoing taxes and fees to be borne by Purchaser and pay all filing and recording fees relating to the filing and recording of any instruments delivered by Sellers to convey the Interests to Purchaser.

22.     Indemnification.  As  used  in  this  paragraph  and  the  subparagraphs
        ---------------
hereunder, "Claim" and "Claims" shall include claims, demands, causes of action, liabilities, damages, fines, penalties and judgments of any kind or character, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or known or unknown, and whether or not resulting from third party claims, and all costs and fees (including, without limitation, interest, reasonable attorneys' fees, reasonable costs of experts, court costs and reasonable costs of investigation, including those incurred in enforcing the indemnification provisions contained in this Agreement) in connection therewith. As used herein, "Claims" shall not include Title Defects, or other items for which Purchaser or Sellers shall have received an adjustment to the Sales Price hereunder.

In addition to any other indemnification or reservation provision contained in this Agreement:

     A. Purchaser shall (i) as of the Effective Date assume, be responsible for and comply with all duties and obligations of the Sellers, express or implied, with respect to the Interests, including, without limitation, those arising under or by virtue of any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation or order of any governmental authority (specifically including, without limitation, any governmental request or requirement to plug, re-plug or abandon any well, or take any clean-up, remedial or other action with respect to the Interests) and (ii) defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all Claims in connection with the duties and obligations of Sellers set forth in (i) above or in connection with the ownership, operation, management or control of the Interests before or after the Effective Date (except as set forth in Paragraph 22.B.), except (a) to the extent any such Claim has been asserted against Sellers prior to the Effective Date, (b) as otherwise set forth in this Agreement and
          (c) any Claim expressly assumed by Sellers. With respect to any Claim for cleanup or remediation of the Interests, such Claim shall be deemed asserted against Sellers at the time the Order requiring cleanup or remediation has been issued by the appropriate regulatory agency.

     B. After the Closing, Sellers shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Purchaser from and against any and all Claims arising from, based upon, related to or associated with (a) any act or omission by Sellers involving or relating to the Interests occurring before the Effective Date, other than obligations and liabilities assumed by Purchaser pursuant to Section 22.A.; and (b) any act or omission by Seller involving or relating to the Excluded Assets whether occurring before or after the Effective Date.

     C. Except as provided in paragraph D below, Purchaser shall defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all Claims for damage to the environment, environmental cleanup, remediation, or compliance, or for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the Interests, or condition of the Interests, whether latent or patent, including, without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials (NORM), and WHETHER SUCH CLAIM IS CAUSED BY SELLERS' NEGLIGENCE, INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE NEGLIGENCE, PASSIVE NEGLIGENCE, OR STRICT LIABILITY OR FAULT OF SELLERS OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY, EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF SELLERS OR OF SELLERS' AGENTS, EMPLOYEES, OR CONTRACTORS AND ASSERTED AGAINST PURCHASER AND/OR SELLERS AFTER THE CLOSING, WHETHER OR NOT ANY SUCH CLAIMS RESULT FROM CONDITIONS, ACTIONS OR INACTIONS PRESENT OR EXISTING ON OR BEFORE THE CLOSING. This indemnification shall not apply to any off-site disposal by Sellers which occurred prior to the Effective Date.

     D. Any Claim for indemnity under the paragraphs above or under any other provision of this Agreement shall be made by written notice from the party seeking indemnification (the "Indemnified Party") to the party required to provide same (the "Indemnifying Party"), together with a written description of any third-party Claim against the Indemnified Party, stating the nature and basis of such Claim and, if ascertainable, the amount thereof. The Indemnifying Party shall have a period of thirty (30) days after receipt of such notice within which to respond thereto or, in the case of a third-party Claim which requires a shorter time for response, within such shorter period as specified by the Indemnified Party in such notice (the "Notice Period"). If the Indemnifying Party denies responsibility or fails to respond to the notice within the Notice Period, the Indemnified Party may defend or compromise the Claim as it deems appropriate without prejudice to any of the Indemnified Party's rights hereunder, with no further obligation to inform the Indemnifying Party of the status of the Claim and no right of the Indemnifying Party to approve or disapprove any actions taken in connection therewith by the Indemnified Party. If the Indemnifying Party accepts responsibility, it shall so notify the Indemnified Party within the Notice Period and elect either (a) to undertake the defense or compromise of such third-party Claim with counsel selected by the Indemnifying Party and reasonably approved by the Indemnified Party or (b) to instruct the Indemnified Party to defend or compromise such Claim. If the Indemnifying Party undertakes the defense or compromise of such third-party Claim, the Indemnified Party shall be entitled, at its own expense, to participate in such defense. No compromise or settlement of any third-party Claim shall be made without reasonable notice to the Indemnified Party and, unless such compromise or settlement includes a general release of the Indemnified Party in respect of the matter with no admission of liability on the part of the Indemnified Party and no constraints on the future conduct of its business, without the prior written approval of the Indemnified Party.

     E. Each party's indemnity given under this Section shall extend to the other and to the other's parent, subsidiaries and affiliates and their present and former directors, officers, employees, attorneys, contractors, agents and members and to each of their heirs, executors, successors and assigns and shall apply to all obligations and liabilities described above, INCLUDING THOSE BASED ON NEGLIGENCE, INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE NEGLIGENCE, PASSIVE NEGLIGENCE, STRICT LIABILITY OR LIABILITY WITHOUT FAULT OF THE OTHER (OR ANY OTHER INDEMNIFIED PARTY) OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY, excluding gross negligence and willful misconduct of the party or of the party's agents, employees, or contractors.

23.     General  Limitation  of Damages.  NOTWITHSTANDING ANY OTHER PROVISION OF
        -------------------------------
THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO ANY INDEMNIFIED PARTY FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUEN-TIAL, REMOTE OR SPECULATIVE DAMAGES (INCLUDING ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.     Physical  Condition  of  the  Interests.
        ---------------------------------------

     A. THE INTERESTS HAVE BEEN USED FOR OIL AND GAS DRILLING AND PRODUCING OPERATIONS, RELATED OIL FIELD OPERATIONS AND POSSIBLY FOR THE STORAGE AND DISPOSAL OF WASTE MATERIALS OR HAZARDOUS SUBSTANCES. PHYSICAL CHANGES IN THE LAND MAY HAVE OCCURRED AS A RESULT OF SUCH USES. THE INTERESTS ALSO MAY CONTAIN BURIED PIPELINES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE, THE LOCATIONS OF WHICH MAY NOT NOW BE KNOWN BY SELLERS OR BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE PROPERTY. PURCHASER UNDERSTANDS THAT SELLERS DOES NOT HAVE THE REQUISITE INFORMATION WITH WHICH TO DETERMINE THE EXACT NATURE OR CONDITION OF THE INTERESTS OR THE EFFECT ANY SUCH USE HAS HAD ON THE PHYSICAL CONDITION OF THE INTERESTS.

     B.   PURCHASER  ACKNOWLEDGES  THAT:  (I)  IT  HAS  ENTERED  INTO  THIS
          AGREEMENT  ON  THE  BASIS  OF  ITS  OWN  INVESTIGATION OF THE PHYSICAL
          CONDITION OF THE INTERESTS INCLUDING SUBSURFACE CONDITION; (II) THE INTERESTS HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSES SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE INTERESTS MAY HAVE OCCURRED AS A RESULT OF SUCH USE; AND (III) LOW LEVELS OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM) AND MAN-MADE MATERIAL FIBERS (MMMF) MAY BE PRESENT AT SOME LOCATIONS. PURCHASER ACKNOWLEDGES THAT NORM IS A NATURAL PHENOMENON ASSOCIATED WITH MANY OIL FIELDS IN THE U.S. AND THROUGHOUT THE WORLD. PURCHASER SHOULD MAKE ITS OWN DETERMINATION OF THIS PHENOMENON AND OTHER CONDITIONS. SELLERS DISCLAIMS ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON THE PROPERTY AND ON THE CLOSING DATE, PURCHASER SHALL ASSUME THE RISK THAT THE INTERESTS MAY CONTAIN WASTES OR CONTAMINANTS AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTES OR CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATION. ON THE CLOSING DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO DISPOSAL,
          SPILLS, WASTE, OR CONTAMINATION ON AND BELOW THE INTERESTS SHALL BE TRANSFERRED FROM SELLERS TO PURCHASER AND PURCHASER SHALL INDEMNIFY,
          DEFEND AND HOLD SELLERS HARMLESS THEREFROM. SELLERS AND PURCHASER AGREE THAT THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING.

25.     Further  Assurances.
        -------------------

     A.   Performance  of  Obligations.  Sellers  and  Purchaser  shall  use all
          ----------------------------
          reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to carry out all of their respective obligations under this Agreement and to consummate and make effective the purchase and sale of the Interests pursuant to this Agreement.

     B.   Further  Conveyances  and  Assumptions.  After  the  Closing,  Sellers
          --------------------------------------
          and Purchaser shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further conveyances, transfer orders, notices, assumptions and releases and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Purchaser and its successors or assigns all of the Interests and to assure fully to Sellers and its successors and assigns the assumptions of liabilities and obligations of Purchaser or to otherwise carry out the terms and provisions of this Agreement.

26.     Notices.  All  notices  and  consents  to be given hereunder shall be in
        -------
writing and shall be deemed to have been duly given if delivered personally; faxed with receipt acknowledged; mailed by registered mail, return receipt requested, postage prepaid; or delivered by a recognized commercial courier to the party at the address set forth below or such other address as any party shall have designated for itself by ten (10) days' prior notice to the other party. Sellers hereby appoint Hanson Resources Company as their attorney in fact for the purpose of receiving notices under this Agreement. Notice is deemed to have been duly received: on the day personally delivered; on the day after it is sent by fax; seven (7) days after mailing by registered mail; or the day after it is received from a recognized commercial courier.

     SELLERS
     -------
     Hanson  Resources  Company
     6363  Woodway,  Suite  600
     Houston,  Texas  77057

     Phone:     713-789-6202
     Fax:       713-789-5089

     PURCHASER
     ---------

     New  Century  Energy  Corp.
     5851  San  Felipe,  Suite  775
     Houston,  Texas  77057

     Phone:        713-266-4344
     Fax:          713-266-4358

27.     Purchaser's  Post-Closing Obligations.  If at any time subsequent to the
        -------------------------------------
Closing, Purchaser comes into possession of money or property belonging to Sellers, such money or other property shall be promptly delivered to Sellers. Purchaser shall allow Sellers access to the Records during Purchaser's normal business hours after Closing for the purpose of filing and amending a tax return or for any other legitimate business purpose, provided that any copies of Records made by Sellers shall be at the sole expense of Sellers.

28.     Sellers'  Post-Closing  Obligations.  If  at  any time subsequent to the
        -----------------------------------
Closing, Sellers come into possession of money or property belonging to the Purchaser, such money or other property shall be promptly delivered to the Purchaser.

29.     Severability.  In  the  event  any  covenant,  condition,  or  provision
        ------------
contained herein is held to be invalid by a court of competent jurisdiction, the invalidity of any such covenant, condition or provision shall in no way affect any other covenant, condition, or provision contained herein, provided, however, that any such invalidity does not materially prejudice either the Purchaser or Sellers in its respective rights and obligations contained in the valid covenants, conditions, and provisions of this Agreement.

30.     Waiver.  No  waiver  of  any  of  the provisions of this Agreement shall
        ------
constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

31.     Construction  of Ambiguity.  In the event of any ambiguity in any of the
        --------------------------
terms or conditions of this Agreement, including any exhibits hereto and whether or not placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author the same.

32.     Captions.  The  captions  in this Agreement are for convenience only and
        --------
shall not be considered a part of or affect the construction or interpretation of any provisions of this Agreement.

33.     Governing  Law.  This  Agreement shall be governed by and interpreted in
        --------------
accordance with the laws of the State of Texas, without reference to the conflict of laws principles applied by the courts of the State of Texas.

34.     Waiver  of  Jury  Trial.  SELLERS  AND  PURCHASER  DO HEREBY IRREVOCABLY
        -----------------------
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

35.     Limitation  of  Liability.  Sellers and Purchaser do hereby covenant and
        -------------------------
agree that the recovery by either party hereto of any damages suffered or incurred by it as a result of any breach by the other party of any provision of this Agreement shall be limited to the actual damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party and in no event shall the breaching party be liable to the non-breaching party for any indirect, consequential, exemplary or punitive damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party.

36.     Publicity.  Sellers  acknowledge  and  understand  that  Purchaser  is a
        ---------
publicly traded company subject to exchange-imposed obligations regarding confidentiality and non-disclosure of material non-public information. In this regard, Sellers agree that they shall not make or cause to be made any disclosure of the transaction contemplated herein to any third party or otherwise disseminate any news or announcement of any kind with respect to this Agreement or the underlying transactions without the express written approval of Purchaser. Sellers further agree to keep all information regarding this Agreement and the underlying transactions confidential and not to disclose, reveal, or discuss any such information without the written approval of Purchaser.

37.     Use  of  Sellers'  Name.  As  soon  as  practicable  after  the Closing,
        -----------------------
Purchaser shall remove or cause to be removed the names and marks used by Sellers and all variations and derivations thereof and logos relating thereto from the Interests and shall not thereafter make any use whatsoever of those names, marks and logos.

38.     Counterparts.  This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

39.     Assignment.  Except  as  otherwise provided herein, this Agreement shall
        ----------
be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. All future conveyances of all or any portion of the Interests shall expressly recognize and perpetuate the rights and obligations set out in this Agreement.

40.     Cost  and Expenses.  Except as otherwise expressly provided herein, each
        ------------------
party shall bear and pay its own costs and expenses, including, but not limited to attorneys fees, incurred in connection with this transaction.

41.     Joint  Venture,  Partnership  and  Agency.  Nothing  contained  in  this
        -----------------------------------------
Agreement shall be deemed to create a joint venture, partnership, tax partnership or agency relationship between the parties.

42.     Confidentiality.  Prior  to  the  Closing, Sellers and Purchaser, to the
        ---------------
extent permitted by law, shall keep confidential all information received from the other unless such information is readily ascertainable from public or published information or trade sources or is received from a third-party having no obligation of confidentiality with respect to such information. In the event of the termination of this Agreement, Sellers and Purchaser shall return to the other or destroy all information received from the other and to the extent permitted by law keep confidential and not use any confidential information obtained pursuant to this Agreement.

Following the Closing, Sellers agrees to keep confidential all information relative to the Interests covered by this Agreement. Such obligation of confidentiality shall continue until the earlier of the following: (1) three years from the Closing; (ii) the date upon which Purchaser has conveyed the Interests to a third party; or (iii) the date upon which Purchaser provides Sellers written notice of the termination of such confidentiality requirements. The obligations of confidentiality shall not apply to any information that is required to be disclosed by Sellers as a result of applicable law, regulation, rule or order of a duly empowered court or governmental entity.

43.     Survival.  Except  as  otherwise specifically provided in this Agreement
        --------
and excluding any and all representations of Sellers, all other covenants, obligations, agreements and guarantees shall survive the execution of this Agreement, the Closing and the delivery and recordation of any deeds, assignments or bills of sale which convey the Interests from Sellers to Purchaser.

44.     Limitations  of  Obligations.  Notwithstanding  anything to the contrary
        ----------------------------
contained herein, all representations, warranties, covenants and indemnities made by Sellers hereunder shall be limited only to the Interests described in Exhibits A, B and C attached hereto.

45.     Entire  Agreement.  This  Agreement,  together  with any Confidentiality
        -----------------
Agreements relating to the Interests previously executed by Purchaser, constitute the entire agreement between the parties and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto after the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be EFFECTIVE as of the day and year first set forth above.

                              SELLERS:

                              HANSON  RESOURCES  COMPANY


                              /s/  Neil  E.  Hanson
                              ------------------------------
                              By:  Neil  E.  Hanson
                                 ---------------------------
                              Title:  President
                                    ------------------------



                              4  STAR  VENTURES,  L.P.



                              /s/ JC.  Whitsett
                              ------------------------------
                              By: JC.  Whitsett,  MD
                                 ---------------------------
                              Title:  President
                                    ------------------------

                              BASTANTE  MAS,  LTD.



                              /s/  Edward  G.  Britt,  Jr.
                              ------------------------------
                              By:  Edward  G.  Britt,  Jr.
                                 ---------------------------
                              Title:  PRESIDENT
                                    ------------------------



                              A.M.  BROWN  FAMILY  LIMITED  PARTNERSHIP



                             /s/  George  W.  Brown  III
                             -------------------------------
                             By:  George  W.  Brown  III
                                ----------------------------
                             Title:  President
                                   -------------------------



                             FLETCHER  VENTURES,  LLC



                             By:  /s/  Richard  Strube
                                ----------------------------
                             Title:  Manager
                                   -------------------------

                             WILLIAM  KIMBLE



                             /s/  William  Kimble
                             -------------------------------



                             PRECIO  OIL  &  GAS,  LLC



                             /s/  Edmund  H.  Price  II
                             -------------------------------
                             By:  Edmund  H.  Price
                                ----------------------------
                             Title:  Manager
                                   -------------------------



                             KAYE  THOMPSON



                             /s/  Kaye  Thompson
                             -------------------------------




                            SIERRA  VISTA  VENTURES,  L.P.



                            /s/  Kurt  Hanson
                            --------------------------------
                            By:  Kurt  Hanson
                               -----------------------------
                            Title:  VP of Alleycat GP, LLC  its  General Partner
                                  ----------------------------------------------

                            LINDA  C.  BARBER



                            /s/  Linda  C.  Barber
                            --------------------------------


                            B.J.  DREHR



                            /s/  B.J.  Drehr
                            --------------------------------


                            BARBARA  A.  HANSON



                            /s/  Barbara  A.  Hanson
                            --------------------------------



                            KURT  M.  HANSON



                            /s/  Kurt  M.  Hanson
                            --------------------------------


                            GEORGE  E.  JOCHETZ  III



                             /s/  George  E.  Jochetz  III
                            --------------------------------



                            KAREN  SMITH



                            /s/  Karen  Smith
                            --------------------------------

                            JOHN  J.  SURKO



                            /s/  John  J.  Surko
                            --------------------------------



                            NEIL  E.  HANSON



                            /s/  Neil  E.  Hanson
                            --------------------------------




                            BSC  MINERALS,  LTD.



                            /s/  Kurt  M.  Hanson
                            --------------------------------
                            By:  Kurt  Hanson
                               -----------------------------
                            Title:  VP  of  HHJGP,  LLC  its  General  Partner
                                  --------------------------------------------


                            PURCHASER:

                            NEW  CENTURY  ENERGY  CORP.



                            /s/  Edward  R.  DeStefano
                            --------------------------------
                            By:  Edward  R.  DeStefano
                               -----------------------------
                            Title:  President  and  CEO
                                  --------------------------